Fees Summary	May 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	4,113.75
Total Transaction Valuation	29,788,211.22
Total Offset Amount	0
Net Fee	$ 4,113.75
Offset Table N/A	N/A